UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

Ohr Pharmaceutical, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On December 7, 2016, Ohr Pharmaceutical, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with various purchasers set forth on the signatures pages thereto (the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchasers in a registered offering an aggregate of 3,885,000 shares of our common stock, together with Series A common stock purchase warrants (“Series A Warrants”) exercisable for up to an aggregate of 1,942,500 shares of common stock and Series B common stock purchase warrants (“Series B Warrants”) exercisable for up to an aggregate of 3,885,000 shares of common stock. The net proceeds to the Company from the offering are expected to be approximately $6.9 million, after deducting placement agent fees and estimated offering expenses payable by the Company, but excluding the proceeds, if any, from the exercise of the Series A Warrants and Series B Warrants issued in the offering. The offering is expected to close on or about December 13, 2016, subject to customary closing conditions.

The Series A Warrant has an exercise price of $2.75 per share and the Series B Warrant has an exercise price of $3.00 per share. The Series A Warrants will be immediately exercisable and will expire on the five year anniversary of the date of issuance. The Series B Warrants will be immediately exercisable and will expire on the six month anniversary of the date of issuance.

Pursuant to a letter agreement dated December 2, 2016 (the “Engagement Letter”), the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the issuance and sale of the securities in the offering. The Company has agreed to pay Wainwright 7.5% of the aggregate gross proceeds in the offering, 1% of which will be paid to LifeSci Capital. The Company also agreed to pay Wainwright a management fee of 1.0% of the aggregate gross proceeds in the offering and reimburse Wainwright for certain expenses up to $125,000 in connection with the offering.

The offering of shares of common stock, the Series A Warrant and the Series B Warrant is being made pursuant to the Company’s effective “shelf” registration statement on Form S-3 (Registration Statement No. 333-201368) previously filed with the Securities and Exchange Commission and a prospectus supplement thereunder. A copy of the opinion of Troutman Sanders LLP relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto. On December 7, 2016 and December 8, 2016, the Company issued press releases in connection with the offering. Copies of the press releases are attached as Exhibits 99.1 and Exhibit 99.2.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended, termination provisions, and other obligations and rights of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Series A Warrant, the Series B Warrant, the Purchase Agreement and the Engagement Letter are not complete and are qualified in their entireties by reference to the full text of the Series A Warrant, the Series B Warrant, the Purchase Agreement and the Engagement Letter, copies of which are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02          Results of Operations and Financial Condition.

The Company expects to report that it had approximately $12.5 million of cash, cash equivalents and short-term investments as of September 30, 2016. This amount is preliminary and unaudited, has not been reviewed and is subject to change upon completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ended September 30, 2016. As a result, this amount may differ from the amount that will be reflected in the Company’s financial statements as of and for the year ended September 30, 2016.

The information in this Item 2.02 of this Current Report on Form 8-K is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about the Company’s expectations regarding the completion of the offering. Words such as “estimate,” “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events may differ materially from those set forth in this report due to risks and uncertainties associated with the satisfaction of the conditions to close the offering. Risk factors related to us, our business and the offering are discussed under “Risk Factors” and elsewhere in our prospectus supplement and accompanying prospectus, dated December 7, 2016 and other filings with the Securities and Exchange Commission. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01          Financial Statements and Exhibits.

(d)      Exhibits:

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

5.1	Opinion of Troutman Sanders LLP

10.1	Securities Purchase Agreement, dated December 7, 2016, by and among Ohr Pharmaceutical, Inc. and the purchasers listed therein.

10.2	Letter Agreement, dated December 2, 2016, by and between Ohr Pharmaceutical, Inc. and H.C. Wainwright & Co., LLC

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

99.1	Press Release dated December 7, 2016

99.2	Press Release, dated December 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC (Registrant)

Date: December 8, 2016	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

5.1	Opinion of Troutman Sanders LLP

10.1	Securities Purchase Agreement, dated December 7, 2016, by and among Ohr Pharmaceutical, Inc. and the purchasers listed therein.

10.2	Letter Agreement, dated December 2, 2016, by and between Ohr Pharmaceutical, Inc. and H.C. Wainwright & Co., LLC

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

99.1	Press Release dated December 7, 2016

99.2	Press Release, dated December 8, 2016